SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2010

Palomar Medical Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdic- tion of incorporation)	0-22340 (Commission File Number)	04-3128178 (IRS Employer Identification Number)

15 Network Drive, Burlington, Massachusetts 01803 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code (781) 993-2300

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On October 28, 2010, Palomar Medical Technologies, Inc. issued a press release announcing earnings for the third quarter ended September 30, 2010. A copy of the press release is attached hereto as Exhibit 99.1. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under Securities Act of 1933, as amended, or the Exchange Act, except, as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS (c) Exhibits

Number	Title

99.1	Press Release dated October 28, 2010 entitled “PALOMAR MEDICAL REPORTS FINANCIAL RESULTS FOR THIRD QUARTER 2010"

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.

By: /s/ Joseph P. Caruso —————————————— Chief Executive Officer and President

Date: October 28, 2010

EXHIBIT INDEX

Number	Title

99.1	Press Release dated October 28, 2010 entitled “PALOMAR MEDICAL REPORTS FINANCIAL RESULTS FOR THIRD QUARTER 2010”